UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811-03081

Dreyfus Appreciation Fund, Inc.
(Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation 200 Park Avenue New York, New York 10166
(Address of principal executive offices) (Zip code)

Bennett A. MacDougall, Esq. 200 Park Avenue New York, New York 10166
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6400

Date of fiscal year end:	12/31
Date of reporting period:	06/30/16

FORM N-CSR

Item 1.       Reports to Stockholders.

Dreyfus Appreciation Fund, Inc.

SEMIANNUAL REPORT June 30, 2016

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The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

FOR MORE INFORMATION

Back Cover

Dreyfus Appreciation Fund, Inc.	The Fund

A LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus Appreciation Fund, Inc., covering the six-month period from January 1, 2016 through June 30, 2016. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

Financial markets experienced heightened turbulence over the first half of 2016 when global economic challenges fueled dramatic swings in market sentiment. At the start of the year, investors reacted cautiously to an economic slowdown in China, sluggish growth in Europe, plummeting commodity prices, and rising short-term interest rates in the United States. These worries sparked sharp declines in U.S. and global equity markets, while high-quality bonds gained value as investors flocked to traditional safe havens.

Investor sentiment subsequently rebounded when U.S. monetary policymakers refrained from additional rate hikes, major central banks eased their monetary policies further, and commodity prices improved. Stocks rallied strongly during the spring, recouping earlier losses, and bonds continued to benefit from robust investor demand. Still, by June, uncertainty continued to dominate the capital markets amid worries about Great Britain’s exit from the European Union and disappointing job growth in the United States.

We remain encouraged by the resilience of the stock and bond markets, but we expect volatility to persist until global economic uncertainty abates. In addition, wide differences in underlying fundamental and technical influences across various asset classes, economic sectors, and regional markets suggest that selectivity may be an important determinant of investment success over the second half of 2016. As always, we encourage you to discuss the implications of our observations with your financial advisor.

Thank you for your continued confidence and support.

Sincerely,

J. Charles Cardona
President
The Dreyfus Corporation
July 15, 2016

DISCUSSION OF FUND PERFORMANCE

For the period of January 1, 2016 through June 30, 2016, as provided by Fayez Sarofim, Portfolio Manager of Fayez Sarofim & Co., Sub-Investment Adviser

Fund and Market Performance Overview

For the six-month period ended June 30, 2016, Dreyfus Appreciation Fund, Inc.’s Investor shares produced a total return of 3.92%, and its Class Y shares produced a total return of 4.15%.1 In comparison, the fund’s benchmark, the Standard & Poor’s 500® Composite Stock Price Index (the “S&P 500 Index”), produced a total return of 3.82% for the same period.2

U.S. stocks posted moderate gains over the reporting period, masking heightened market volatility stemming from a variety of global and domestic economic headwinds. The fund’s sector allocation and security selection strategies enabled it to produce mildly higher returns than its benchmark.

The Fund’s Investment Approach

The fund seeks long-term capital growth consistent with the preservation of capital. Its secondary goal is current income. To pursue these goals, the fund normally invests at least 80% of its assets in common stocks. The fund focuses on blue-chip companies with total market capitalizations of more than $5 billion at the time of purchase, including multinational companies. These are established companies that have demonstrated sustained patterns of profitability, strong balance sheets, an expanding global presence, and the potential to achieve predictable, above-average earnings growth.

In choosing stocks, the fund first identifies economic sectors it believes will expand over the next three to five years or longer. Using fundamental analysis, the fund then seeks companies within these sectors that have proven track records and dominant positions in their industries. The fund employs a “buy-and-hold” investment strategy, which generally has resulted in an annual portfolio turnover of below 15%. A low portfolio turnover rate helps reduce the fund’s trading costs and minimizes tax liability by limiting the distribution of capital gains.3

Markets Advanced Despite Global Economic Headwinds

The S&P 500 Index pressed higher over the first half of 2016, rapidly recovering from sharp sell offs in January and June and posting a moderate gain for the reporting period. The market’s resilience was due, in part, to an ongoing recovery in oil prices. Corporate earnings outlook improved, but mediocre global growth prospects and political uncertainty generally kept investors averse to risks. The telecommunication services and utilities sectors outperformed market averages over the past six months, as spikes in volatility and historically low interest rates drove investors to search for competitive dividend yields in these typically low-growth sectors. The financials and information technology sectors lagged the broader market, and were the only two sectors of the S&P 500 Index to produce negative absolute returns during the reporting period.

Fund Strategies Enhanced Relative Performance

In this environment, the fund’s sector allocation and stock selection strategies produced returns that were slightly higher than that of the S&P 500 Index. Overweighted positions in

DISCUSSION OF FUND PERFORMANCE (continued)

the consumer staples and energy sectors represented two of the more significant contributors to relative and absolute returns. Limited and selectively focused exposure to financial stocks, the weakest performing sector of the S&P 500 Index for the reporting period, also proved constructive. Favorable stock selections in the information technology sector further enhanced relative results, as the fund’s positions in ASML Holding, Texas Instruments, and Oracle generated double-digit returns. The greatest individual contributors to the fund’s performance over the first six months of 2016 included Philip Morris International, Exxon Mobil, Altria Group, Chevron, and Texas Instruments.

Factors that undercut relative results during the reporting period included a lack of exposure to the better-performing telecommunication services and utilities sectors. Our positioning in the health care sector constrained relative returns when biotechnology stocks, in particular, came under pressure. An underweighted allocation to industrial stocks and a handful of disappointments in the sector also hurt relative performance. The largest individual detractors from relative performance over the first half of the year included Apple, Abbott Laboratories, Gilead Sciences, Novo Nordisk, and Walt Disney.

Investing Amid Economic and Political Uncertainty

Elections in major developed markets have set the stage for political movements to emerge as an important driver of government and economic policy over the medium term. Equity markets are likely to remain volatile and highly sensitive to geopolitical developments as the U.S. presidential election approaches and the framework for a U.K. exit from the European Union takes shape. Therefore, we have maintained a high-quality portfolio bias. The fund’s long-practiced investment approach emphasizes fundamentally sound companies with strong balance sheets, stable demand characteristics, high levels of profitability, and resilient dividend and capital allocation policies. Furthermore, we recently have increased our emphasis on companies whose growth plans are more structurally driven and less dependent on the overall level of economic activity. In a volatile market environment, we remain committed to adhering to our time-tested investment philosophy and to delivering superior risk-adjusted returns over market cycles.

July 15, 2016

Equities are subject generally to market, market sector, market liquidity, issuer, and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

1 Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.

2 SOURCE: LIPPER INC. — Reflects reinvestment of dividends and, where applicable, capital gain distributions. The Standard & Poor’s 500® Composite Stock Price Index is a widely accepted, unmanaged index of U.S. stock market performance. Investors cannot invest directly in any index.

3 Achieving tax efficiency is not a part of the fund’s investment objective, and there can be no guarantee that the fund will achieve any particular level of taxable distributions in future years. In periods when the manager has to sell significant amounts of securities (e.g., during periods of significant net redemptions or changes in index components), funds can be expected to be less tax efficient than during periods of more stable market conditions and asset flows.

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Appreciation Fund, Inc. from January 1, 2016 to June 30, 2016. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended June 30, 2016
	Investor Shares	Class Y
Expenses paid per $1,000†	$ 4.72	$ 3.05
Ending value (after expenses)	$ 1,039.20	$ 1,041.50

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended June 30, 2016
	Investor Shares	Class Y
Expenses paid per $1,000†	$ 4.67	$ 3.02
Ending value (after expenses)	$ 1,020.24	$ 1,021.88

† Expenses are equal to the fund’s annualized expense ratio of .93% for Investor shares and .60% for Class Y, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

STATEMENT OF INVESTMENTS

June 30, 2016 (Unaudited)

Common Stocks - 99.0%	Shares		Value ($)
Banks - 3.8%
JPMorgan Chase & Co.	929,750		57,774,665
Wells Fargo & Co.	640,500		30,314,865
			88,089,530
Capital Goods - 3.2%
Berkshire Hathaway, Cl. A	168	[a]	36,451,800
United Technologies	355,250		36,430,887
			72,882,687
Consumer Durables & Apparel - 2.5%
Christian Dior	186,900		30,276,757
Hermes International	16,545		6,235,318
NIKE, Cl. B	378,700		20,904,240
			57,416,315
Consumer Services - 1.4%
McDonald's	267,200		32,154,848
Diversified Financials - 6.1%
American Express	448,250		27,235,670
BlackRock	153,250		52,492,722
Intercontinental Exchange	97,600		24,981,696
S&P Global	227,250		24,374,835
State Street	208,100		11,220,752
			140,305,675
Energy - 10.2%
Chevron	658,800		69,062,004
ConocoPhillips	674,750		29,419,100
Exxon Mobil	989,498		92,755,543
Occidental Petroleum	562,000		42,464,720
			233,701,367
Food & Staples Retailing - 1.6%
Walgreens Boots Alliance	430,925		35,883,125
Food, Beverage & Tobacco - 20.8%
Altria Group	1,276,390		88,019,854
Anheuser-Busch InBev, ADR	256,300		33,749,584
Coca-Cola	1,902,450		86,238,058
Nestle, ADR	821,850		63,537,224
PepsiCo	443,100		46,942,014
Philip Morris International	1,572,650		159,969,958
			478,456,692

Common Stocks - 99.0% (continued)	Shares		Value ($)
Health Care Equipment & Services - 1.7%
Abbott Laboratories	1,004,700		39,494,757
Household & Personal Products - 3.6%
Estee Lauder, Cl. A	582,950		53,060,109
Procter & Gamble	361,000		30,565,870
			83,625,979
Insurance - 3.0%
Chubb	528,350		69,060,628
Materials - 1.7%
Air Products & Chemicals	115,900		16,462,436
Praxair	191,750		21,550,783
			38,013,219
Media - 6.1%
Comcast, Cl. A	796,000		51,891,240
Twenty-First Century Fox, Cl. A	1,118,858		30,265,109
Twenty-First Century Fox, Cl. B	101,950		2,778,138
Walt Disney	570,250		55,781,855
			140,716,342
Pharmaceuticals, Biotechnology & Life Sciences - 11.9%
AbbVie	917,150	[b]	56,780,756
Celgene	159,900	[a]	15,770,937
Gilead Sciences	286,650		23,912,343
Johnson & Johnson	220,000		26,686,000
Novartis, ADR	444,600		36,683,946
Novo Nordisk, ADR	1,111,950		59,800,671
Roche Holding, ADR	1,635,650		53,894,668
			273,529,321
Semiconductors & Semiconductor Equipment - 3.9%
ASML Holding	253,700	[b]	25,169,577
Texas Instruments	1,029,750		64,513,837
			89,683,414
Software & Services - 11.5%
Alphabet, Cl. C	72,992	[a]	50,517,763
Automatic Data Processing	129,300		11,878,791
Facebook, Cl. A	667,400	[a]	76,270,472
Microsoft	1,133,550		58,003,753
Oracle	483,400		19,785,562
VeriSign	199,050	[a,b]	17,209,863
Visa, Cl. A	426,750		31,652,048
			265,318,252

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Common Stocks - 99.0% (continued)	Shares		Value ($)
Technology Hardware & Equipment - 4.6%
Apple	1,112,700		106,374,120
Transportation - 1.4%
Canadian Pacific Railway	245,150	[b]	31,572,868
Total Common Stocks (cost $1,056,734,814)			2,276,279,139
Other Investment - .9%
Registered Investment Company;
Dreyfus Institutional Preferred Plus Money Market Fund (cost $19,264,930)	19,264,930	[c]	19,264,930
Investment of Cash Collateral for Securities Loaned - .9%
Registered Investment Company;
Dreyfus Institutional Cash Advantage Fund, Institutional Shares (cost $21,184,964)	21,184,964	[c]	21,184,964
Total Investments (cost $1,097,184,708)	100.8%		2,316,729,033
Liabilities, Less Cash and Receivables	(.8%)		(17,900,815)
Net Assets	100.0%		2,298,828,218

ADR—American Depository Receipt

aNon-income producing security.
bSecurity, or portion thereof, on loan. At June 30, 2016, the value of the fund’s securities on loan was $90,723,488 and the value of the collateral held by the fund was $92,235,758, consisting of cash collateral of $21,184,964 and U.S. Government & Agency securities valued at $71,050,794.
cInvestment in affiliated money market mutual fund.

Portfolio Summary (Unaudited) †	Value (%)
Food, Beverage & Tobacco	20.8
Pharmaceuticals, Biotechnology & Life Sciences	11.9
Software & Services	11.5
Energy	10.2
Diversified Financials	6.1
Media	6.1
Technology Hardware & Equipment	4.6
Semiconductors & Semiconductor Equipment	3.9
Banks	3.8
Household & Personal Products	3.6
Capital Goods	3.2
Insurance	3.0
Consumer Durables & Apparel	2.5
Money Market Investments	1.8
Health Care Equipment & Services	1.7
Materials	1.7
Food & Staples Retailing	1.6
Consumer Services	1.4
Transportation	1.4
100.8

† Based on net assets.

See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES
June 30, 2016 (Unaudited)

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $90,723,488)—Note 1(c):
Unaffiliated issuers	1,056,734,814	2,276,279,139
Affiliated issuers	40,449,894	40,449,894
Receivable for investment securities sold		5,087,896
Dividends and securities lending income receivable		4,763,487
Receivable for shares of Common Stock subscribed		373,421
Prepaid expenses		147,353
		2,327,101,190
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(b)		1,239,851
Due to Fayez Sarofim & Co.		410,484
Cash overdraft due to Custodian		511,344
Liability for securities on loan—Note 1(c)		21,184,964
Payable for shares of Common Stock redeemed		4,309,220
Interest payable—Note 2		544
Accrued expenses		616,565
		28,272,972
Net Assets ($)		2,298,828,218
Composition of Net Assets ($):
Paid-in capital		868,469,756
Accumulated undistributed investment income—net		1,422,721
Accumulated net realized gain (loss) on investments		209,391,416
Accumulated net unrealized appreciation (depreciation) on investments		1,219,544,325
Net Assets ($)		2,298,828,218

Net Asset Value Per Share	Investor Shares	Class Y
Net Assets ($)	2,290,255,370	8,572,848
Shares Outstanding	60,667,826	227,061
Net Asset Value Per Share ($)	37.75	37.76

See notes to financial statements.

STATEMENT OF OPERATIONS
Six Months Ended June 30, 2016 (Unaudited)

Investment Income ($):
Income:
Cash dividends (net of $1,555,809 foreign taxes withheld at source):
Unaffiliated issuers	31,188,356
Affiliated issuers	39,419
Income from securities lending—Note 1(c)	79,175
Total Income	31,306,950
Expenses:
Investment advisory fee—Note 3(a)	3,950,690
Shareholder servicing costs—Note 3(b)	4,083,696
Sub-investment advisory fee—Note 3(a)	2,584,286
Prospectus and shareholders’ reports	119,382
Professional fees	93,853
Custodian fees—Note 3(b)	92,255
Directors’ fees and expenses—Note 3(c)	64,953
Registration fees	41,249
Loan commitment fees—Note 2	3,954
Interest expense—Note 2	544
Miscellaneous	23,659
Total Expenses	11,058,521
Less—reduction in fees due to earnings credits—Note 3(b)	(7,281)
Net Expenses	11,051,240
Investment Income—Net	20,255,710
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments and foreign currency transactions	209,412,083
Net unrealized appreciation (depreciation) on investments	(143,813,082)
Net Realized and Unrealized Gain (Loss) on Investments	65,599,001
Net Increase in Net Assets Resulting from Operations	85,854,711

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended June 30, 2016 (Unaudited)	Year Ended December 31, 2015
Operations ($):
Investment income—net	20,255,710	60,600,076
Net realized gain (loss) on investments	209,412,083	1,134,016,845
Net unrealized appreciation (depreciation) on investments	(143,813,082)	(1,269,938,430)
Net Increase (Decrease) in Net Assets Resulting from Operations	85,854,711	(75,321,509)
Dividends to Shareholders from ($):
Investment income—net:
Investor Shares	(20,312,757)	(60,646,217)
Class Y	(90,391)	(187,614)
Net realized gain on investments:
Investor Shares	(199,889,671)	(661,900,177)
Class Y	(745,490)	(2,045,992)
Total Dividends	(221,038,309)	(724,780,000)
Capital Stock Transactions ($):
Net proceeds from shares sold:
Investor Shares	138,986,514	381,685,038
Class Y	576,388	430,805
Dividends reinvested:
Investor Shares	193,251,972	609,060,170
Class Y	835,670	2,233,283
Cost of shares redeemed:
Investor Shares	(486,597,419)	(3,159,456,227)
Class Y	(1,075,365)	(2,182,367)
Increase (Decrease) in Net Assets from Capital Stock Transactions	(154,022,240)	(2,168,229,298)
Total Increase (Decrease) in Net Assets	(289,205,838)	(2,968,330,807)
Net Assets ($):
Beginning of Period	2,588,034,056	5,556,364,863
End of Period	2,298,828,218	2,588,034,056
Undistributed investment income—net	1,422,721	1,570,159
Capital Share Transactions (Shares):
Investor Shares
Shares sold	3,678,937	7,579,807
Shares issued for dividends reinvested	5,197,070	14,442,662
Shares redeemed	(12,763,009)	(60,330,673)
Net Increase (Decrease) in Shares Outstanding	(3,887,002)	(38,308,204)
Class Y
Shares sold	15,039	8,266
Shares issued for dividends reinvested	22,465	53,384
Shares redeemed	(28,241)	(41,405)
Net Increase (Decrease) in Shares Outstanding	9,263	20,245

See notes to financial statements.

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund’s financial statements.

Six Months Ended
Investor Shares	June 30, 2016	Year Ended December 31,
(Unaudited)		2015	2014	2013	2012	2011
Per Share Data ($):
Net asset value, beginning of period	39.96	53.91	52.43	43.93	40.53	38.20
Investment Operations:
Investment income—net[a]	.32	.80	.90	.84	.74	.65
Net realized and unrealized gain (loss) on investments	1.18	(2.00)	3.43	8.50	3.38	2.26
Total from Investment Operations	1.50	(1.20)	4.33	9.34	4.12	2.91
Distributions:
Dividends from investment income—net	(.34)	(.88)	(.90)	(.84)	(.72)	(.58)
Dividends from net realized gain on investments	(3.37)	(11.87)	(1.95)	-	-	-
Total Distributions	(3.71)	(12.75)	(2.85)	(.84)	(.72)	(.58)
Net asset value, end of period	37.75	39.96	53.91	52.43	43.93	40.53
Total Return (%)	3.92	[b] (2.51)	8.27	21.44	10.18	7.62
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.93	[c] .92	.93	.94	.97	.97
Ratio of net expenses to average net assets	.93	[c] .92	.93	.94	.97	.97
Ratio of net investment income to average net assets	1.70	[c] 1.55	1.66	1.74	1.71	1.63
Portfolio Turnover Rate	5.27	[b] 5.69	6.60	6.33	.50	2.59
Net Assets, end of period ($ x 1,000)	2,290,255	2,579,331	5,545,714	5,952,393	5,461,320	4,183,534

a Based on average shares outstanding.
b Not annualized.
c Annualized.

See notes to financial statements.

FINANCIAL HIGHLIGHTS (continued)

	Six Months Ended
Class Y Shares	June 30, 2016	Year Ended December 31,
	(Unaudited)	2015	2014	2013	[a]
Per Share Data ($):
Net asset value, beginning of period	39.96	53.92	52.43	46.90
Investment Operations:
Investment income—net[b]	.39	.97	1.06	.47
Net realized and unrealized gain (loss) on investments	1.18	(2.01)	3.47	5.55
Total from Investment Operations	1.57	(1.04)	4.53	6.02
Distributions:
Dividends from investment income—net	(.40)	(1.05)	(1.09)	(.49)
Dividends from net realized gain on investments	(3.37)	(11.87)	(1.95)	-
Total Distributions	(3.77)	(12.92)	(3.04)	(.49)
Net asset value, end of period	37.76	39.96	53.92	52.43
Total Return (%)	4.15	[c] (2.22)	8.68	12.86	[c]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.60	[d] .57	.59	.65	[d]
Ratio of net expenses to average net assets	.60	[d] .57	.59	.65	[d]
Ratio of net investment income to average net assets	2.06	[d] 1.89	1.75	1.90	[d]
Portfolio Turnover Rate	5.27	[c] 5.69	6.60	6.33
Net Assets, end of period ($ x 1,000)	8,573	8,703	10,651	1

a From the close of business on July 1, 2013 (commencement of initial offering) to December 31, 2013.
b Based on average shares outstanding.
c Not annualized.
d Annualized.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

Dreyfus Appreciation Fund, Inc. (the “fund”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified open-end management investment company. The fund’s investment objective is to seek long-term capital appreciation consistent with the preservation of capital. The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. Fayez Sarofim & Co. (“Sarofim & Co.”) serves as the fund’s sub-investment adviser.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of Dreyfus, is the distributor of the fund’s shares, which are sold to the public without a sales charge. The fund is authorized to issue 400 million shares of $.001 par value Common Stock. The fund currently offers two classes of shares: Investor (300 million shares authorized) and Class Y (100 million shares authorized). Investor shares are sold primarily to retail investors through financial intermediaries and bear Shareholder Services Plan fees. Class Y shares are sold at net asset value per share generally to institutional investors. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs, and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The fund enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown. The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. For open short positions, asked prices are used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.

Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. These securities are generally categorized within Level 2 of the fair value hierarchy.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and financial futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the fund’s Board of Directors (the “Board”). Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and are generally categorized within Level 3 of the fair value hierarchy.

Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.

The following is a summary of the inputs used as of June 30, 2016 in valuing the fund’s investments:

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 -Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:
Equity Securities - Domestic Common Stocks†	1,992,100,971	-	-	1,992,100,971
Equity Securities - Foreign Common Stocks†	247,666,093	36,512,075	†† -	284,178,168
Mutual Funds	40,449,894	-	-	40,449,894

† See Statement of Investments for additional detailed categorizations.
†† Securities classified within Level 2 at period end as the values were determined pursuant to the fund’s fair valuation procedures. See note above for additional information.

At December 31, 2015, $83,958,360 of exchange traded foreign equity securities were classified within Level 2 of the fair value hierarchy pursuant to the fund’s fair valuation procedures.

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized on securities transactions between trade and settlement date, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments resulting from changes in exchange rates. Foreign currency gains and losses on foreign currency transactions are also included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by Dreyfus, or U.S. Government and Agency securities. The fund is entitled to receive all dividends, interest and distributions on securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely manner, The Bank of New York Mellon is required to replace the securities for the benefit of the fund or credit the fund with the market value of the unreturned securities and is subrogated to the fund’s rights against the borrower and the collateral. Additionally, the contractual maturity of security lending transactions are on an overnight and continuous basis. During the period ended June 30, 2016, The Bank of New York Mellon earned $24,124 from lending portfolio securities, pursuant to the securities lending agreement.

(d) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” under the Act. Investments in affiliated investment companies during the period ended June 30, 2016 were as follows:

Affiliated Investment Company	Value 12/31/2015 ($)	Purchases ($)	Sales ($)	Value 6/30/2016 ($)	Net Assets (%)
Dreyfus Institutional Cash Advantage Fund, Institutional Shares	47,325,816	231,683,898	257,824,750	21,184,964.9
Dreyfus Institutional Preferred Plus Money Market Fund	16,063,111	300,905,696	297,703,877	19,264,930.9
Total	63,388,927	532,589,594	555,528,627	40,449,894	1.8

Certain affiliated investment companies may also invest in the fund. At June 30, 2016, Dreyfus Moderate Allocation Fund, an affiliate of the fund, held 123,884 Class Y shares.

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

(e) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net are normally declared and paid quarterly. Dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(f) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended June 30, 2016, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended June 30, 2016, the fund did not incur any interest or penalties.

Each tax year in the three–year period ended December 31, 2015 remains subject to examination by the Internal Revenue Service and state taxing authorities.

The tax character of distributions paid to shareholders during the fiscal year ended December 31, 2015 was as follows: ordinary income $60,833,831 and long-term capital gains $663,946,169. The tax character of current year distributions will be determined at the end of the current fiscal year.

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in a $555 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. Prior to January 11, 2016, the unsecured credit facility with Citibank, N.A. was $480 million. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing.

The average amount of borrowings outstanding under the Facilities during the period ended June 30, 2016 was approximately $79,100 with a related weighted average annualized interest rate of 1.38%.

NOTE 3—Investment Advisory Fee, Sub-Investment Advisory Fee and Other Transactions with Affiliates:

(a) Pursuant to an investment advisory agreement with Dreyfus, the investment advisory fee is computed at the annual rate of .3325% of the value of the fund’s average daily net assets. Pursuant to a sub-investment advisory agreement with Sarofim & Co., the fund pays Sarofim & Co. a monthly sub-investment advisory fee at the annual rate of .2175% of the value of the fund’s average daily net assets. Both fees are payable monthly.

(b) Under the Shareholder Services Plan, Investor shares pay the Distributor at an annual rate of .25% of the value of its average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (securities dealers, financial institutions or other industry professionals) with respect to these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended June 30, 2016, the fund was charged $2,959,728 pursuant to the Shareholder Services Plan.

The fund has arrangements with the transfer agent and the custodian whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency and custody fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing transfer agency and cash management services for the fund. The majority of transfer agency fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended June 30, 2016, the fund was charged $198,785 for transfer agency services and $15,579 for cash management services. These fees are included in Shareholder servicing costs in the Statement of Operations. Cash management fees were partially offset by earnings credits of $7,276.

The fund compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. These fees are

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

determined based on net assets, geographic region and transaction activity. During the period ended June 30, 2016, the fund was charged $92,255 pursuant to the custody agreement. These fees were partially offset by earnings credits of $5.

During the period ended June 30, 2016, the fund was charged $4,812 for services performed by the Chief Compliance Officer and his staff.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: investment advisory fees $627,521, Shareholder Service Plan fees $470,081, custodian fees $48,000, Chief Compliance Officer fees $4,812 and transfer agency fees $89,437.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended June 30, 2016, amounted to $124,922,815 and $485,423,428, respectively.

At June 30, 2016, accumulated net unrealized appreciation on investments was $1,219,544,325, consisting of $1,234,159,858 gross unrealized appreciation and $14,615,533 gross unrealized depreciation.

At June 30, 2016, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTE 5—Subsequent Event:

On July 19, 2016, the Board approved, effective on or about August 31, 2016, a proposal to commence offering Class I shares as a new class of shares of the fund.

NOTES

NOTES

NOTES

For More Information

Dreyfus Appreciation Fund, Inc.

200 Park Avenue
New York, NY 10166

Investment Adviser

The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Sub-Investment Adviser

Fayez Sarofim & Co.
Two Houston Center
Suite 2907
Houston, TX 77010

Custodian

The Bank of New York Mellon

225 Liberty Street

New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

Dreyfus Transfer, Inc.
200 Park Avenue
New York, NY 10166

Distributor

MBSC Securities Corporation
200 Park Avenue
New York, NY 10166

Ticker Symbols:	Investor: DGAGX Class Y: DGYGX

Telephone Call your financial representative or 1-800-DREYFUS

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

E-mail Send your request to info@dreyfus.com

Internet Information can be viewed online or downloaded at www.dreyfus.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. (phone 1-800-SEC-0330 for information).

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.dreyfus.com and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-DREYFUS.

© 2016 MBSC Securities Corporation 0141SA0616

Item 2.       Code of Ethics.

                  Not applicable.

Item 3.       Audit Committee Financial Expert.

                  Not applicable.

Item 4.       Principal Accountant Fees and Services.

                  Not applicable.

Item 5.       Audit Committee of Listed Registrants.

                  Not applicable.

Item 6.       Investments.

(a)              Not applicable.

Item 7.       Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

                  Not applicable.

Item 8.       Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.       Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

                  Not applicable.

Item 10.     Submission of Matters to a Vote of Security Holders.

                  There have been no material changes to the procedures applicable to Item 10.

Item 11.     Controls and Procedures.

(a)        The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)        There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.     Exhibits.

(a)(1)   Not applicable.

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)   Not applicable.

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dreyfus Appreciation Fund, Inc.

By:       /s/ Bradley J. Skapyak

            Bradley J. Skapyak

            President

Date:    August 29, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:       /s/ Bradley J. Skapyak

            Bradley J. Skapyak

            President

Date:    August 29, 2016

By:       /s/ James Windels

            James Windels

            Treasurer

Date:    August 29, 2016

EXHIBIT INDEX

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.  (EX-99.CERT)

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.  (EX-99.906CERT)